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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): June 24, 2005

                              FIRST IPSWICH BANCORP
             (Exact name of registrant as specified in its charter)


        Massachusetts                 333-114018               04-2955061
 (State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)

     31 Market Street, Ipswich, Massachusetts                     01938
     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (978) 356-3700

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|    Written communication pursuant to Rule 425 under the Securities Act
      (17 CFR230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01  Completion of Acquisition or Disposition of Assets

On June 24, 2005, The First National Bank of Ipswich, a national bank (the "Bank") and the wholly-owned subsidiary of First Ipswich Bancorp (the "Company"), completed the acquisition of the Boston, Massachusetts branch of Atlantic Bank of New York ("Atlantic Bank"), located at 31-33 State Street (the "Branch"). As a result of the acquisition, the Bank assumed approximately $21,000,000 in deposit liabilities. In addition, the Bank acquired approximately $43,000,000 in loan assets, the Branch building, furniture, fixtures and equipment, and the cash on hand at the branch location. The Bank purchased the assets from Atlantic Bank for approximately $49,000,000, which it paid in cash.

There are no material relationships between Atlantic Bank and the Company or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer.

Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The Company has submitted to the Office of the Chief Accountant of the Securities and Exchange Commission a request for waiver from the requirement of
Item 9.01(a) of Form 8-K to provide audited financial statements of the business acquired. As of the date of this Form 8-K, the Company is awaiting a response to such request.

(b) Pro Forma Financial Information.

The pro forma financial statements required by Item 9.01(b) of Form 8-K are expected to be filed by amendment to this Form 8-K within 71 calendar days after the date this Form 8-K must be filed.

(c) Exhibits

Exhibit No.   Description
-----------   -----------

Exhibit 2.1 Purchase and Assumption Agreement, dated February 22, 2005, by and between The First National Bank of Ipswich and Atlantic Bank of New York (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed on February 28, 2005).

Exhibit 2.2 Loan Purchase Agreement, dated February 22, 2005, by and between The First National Bank of Ipswich and Atlantic Bank of New York (incorporated by reference to Exhibit 2.2 to the Company's Current Report on Form 8-K filed on February 28, 2005).

Exhibit 2.3 REIT Loan Purchase Agreement, dated February 22, 2005, by and between The First National Bank of Ipswich and Omega Commercial Mortgage Corp (incorporated by reference to Exhibit 2.3 to the Company's Current Report on Form 8-K filed on February 28, 2005).

Exhibit 2.4 Purchase and Sale Agreement, dated February 22, 2005, by and between The First National Bank of Ipswich and Atlantic Bank of New York (incorporated by reference to Exhibit 2.4 to the Company's Current Report on Form 8-K filed on February 28, 2005).

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST IPSWICH BANCORP

                                          By: /s/ Donald P. Gill
                                              ------------------
                                              Donald P. Gill
                                              President and C.E.O.
Date: June 29, 2005

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                                       -3-

                                  EXHIBIT INDEX


Exhibit No.   Exhibit Description
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2.1           Purchase and Assumption Agreement, dated February 22, 2005, by and between The First National Bank of Ipswich and Atlantic Bank of
              New York (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed on February 28, 2005).

2.2 Loan Purchase Agreement, dated February 22, 2005, by and between The First National Bank of Ipswich and Atlantic Bank of New York (incorporated by reference to Exhibit 2.2 to the Company's Current Report on Form 8-K filed on February 28, 2005).

2.3 REIT Loan Purchase Agreement, dated February 22, 2005, by and between The First National Bank of Ipswich and Omega Commercial Mortgage Corp (incorporated by reference to Exhibit 2.3 to the Company's Current Report on Form 8-K filed on February 28, 2005).

2.4 Purchase and Sale Agreement, dated February 22, 2005, by and between The First National Bank of Ipswich and Atlantic Bank of New York (incorporated by reference to Exhibit 2.4 to the Company's Current Report on Form 8-K filed on February 28, 2005).